SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

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|_| Soliciting Material Under Rule 14a-12

                               Cytogen Corporation
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                (Name of Registrant as Specified in Its Charter)

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




CYTOGEN CORPORATION                            650 College Road East, Suite 3100
                                                     Princeton, New Jersey 08540




                                   May 8, 2003

To Our Stockholders:

         You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Cytogen Corporation at 11:00 A.M., local time, on Tuesday, June 10, 2003, at the Radisson Hotel, Route One at Ridge Road, Princeton, New Jersey 08540.

         The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

         It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

         Thank you for your continued support.

                                   Sincerely,

                                   /s/ Michael D. Becker

                                   Michael D. Becker
                                   President and Chief Executive Officer

                               CYTOGEN CORPORATION
                        650 College Road East, Suite 3100
                           Princeton, New Jersey 08540


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 10, 2003

         The  Annual  Meeting  of   Stockholders   (the  "Meeting")  of  CYTOGEN
CORPORATION, a Delaware corporation (the "Company"), will be held at the Radisson Hotel, Route One at Ridge Road, Princeton, New Jersey, on Tuesday, June 10, 2003, at 11:00 A.M., local time, for the following purposes:

(1) To elect eight directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To amend our 1995 Stock Option Plan (the "1995 Plan") to increase the maximum aggregate number of shares of common stock available for issuance thereunder from 450,263 to 650,263, and to reserve an additional 200,000 shares of our common stock for issuance in connection with such increase; and

(3) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         Holders of Common Stock of record at the close of business on April 28, 2003 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 650 College Road East, Suite 3100, Princeton, New Jersey 08540, for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.



                                      By Order of the Board of Directors

                                      /s/ Rita Auld

                                      Rita Auld
                                      Secretary
Princeton, New Jersey
May 8, 2003

        The Company's 2002 Annual Report accompanies the Proxy Statement.

                               CYTOGEN CORPORATION
                        650 College Road East, Suite 3100
                           Princeton, New Jersey 08540

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cytogen Corporation (also referred to in this Proxy Statement as the "Company", "Cytogen", "we" or "us") of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 10, 2003 at the Radisson Hotel, Route One at Ridge Road, Princeton, New Jersey at 11:00 a.m., local time, and at any adjournment or adjournments thereof. Holders of record of our common stock, $.01 par value per share, as of the close of business on April 28, 2003, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. As of that date, there were 8,813,832 shares of common stock issued and outstanding and entitled to vote. Each share of common stock is entitled to one vote on any matter presented at the Annual Meeting. The aggregate number of common stock votes entitled to be cast at the Annual Meeting is 8,813,832. The holders of common stock will vote as a single class for all proposals.

         If proxies in the accompanying form are properly executed and returned, the shares of common stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of common stock represented by the proxies will be voted:

          (i)  FOR, the election of the eight nominees named below as directors;

          (ii) FOR, a proposal to amend our 1995 Stock Option Plan (the "1995 Plan") to increase the maximum aggregate number of shares of common stock available for issuance thereunder from 450,263 to 650,263, and to reserve an additional 200,000 shares of our common stock for issuance in connection with such increase; and

          (iii)in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Corporate Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Annual Meeting. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment.

         The presence, in person or by proxy, of holders of shares of our common stock in the aggregate having a majority of the votes entitled to be cast by the holders of common stock at the Annual Meeting, shall constitute a quorum with respect to all matters presented. The affirmative vote by the holders of a plurality of the shares of common stock represented at the Annual Meeting is required for the election of directors, provided a quorum of such stockholders is present in person or by proxy. All actions, other than the election of directors, may be taken upon the affirmative vote of stockholders possessing a majority of the requisite voting power represented at the Annual Meeting, provided a quorum is present in person or by proxy.

         Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Annual Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present, but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

         This Proxy Statement, together with the related proxy card, is being mailed to our stockholders on or about May 8, 2003. The Annual Report to Stockholders of the Company for the year ended December 31, 2002, including financial statements, is being mailed together with this Proxy Statement to all stockholders of record as of April 28, 2003. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report and proxy materials so that such record holders could supply such materials to beneficial owners as of April 28, 2003.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, eight directors are to be elected (which number shall constitute our entire Board of Directors) to hold office until the 2004 Annual Meeting of Stockholders, and until their successors shall have been elected and qualified. The holders of common stock, voting as a class, will elect each such director.

         It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as directors of the persons whose names and biographies appear below. All such persons, except Mr. Bloom, are, at present, members of our Board of Directors. To accommodate the addition of Mr. Bloom to our Board of Directors, our Board of Directors has amended our Bylaws to permit a Board size of eight members and has increased the size of our Board from seven to eight. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by our Board of Directors. Our Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

         The nominees for election to our Board of Directors are as follows:

                                                         Served as a                    Positions with
                  Name                      Age         Director Since                   the Company
-------------------------------------       ---         --------------       ----------------------------------
James A. Grigsby.....................       60               1996            Chairman of the Board

Michael D. Becker....................       34               2002            President, Chief Executive Officer
                                                                             and Director

John E. Bagalay, Jr..................       69               1995            Director

Allen Bloom(1).......................       59                --             --

Stephen K. Carter....................       65               1998            Director

Robert F. Hendrickson................       70               1995            Director

Kevin G. Lokay.......................       46               2001            Director

H. Joseph Reiser.....................       56               1998            Director

(1) Mr. Bloom is the only nominee who has not previously served on our Board of Directors.

         The principal occupations and business experience, for at least the past five years, of each nominee are as follows:

         James A. Grigsby has served on our Board of Directors since May 1996 and has served as Chairman of the Board since June 1998. Mr. Grigsby has served as President and principal owner of Grigsby & Smith, a financial planning and investment management firm located in Pittsfield, MA since January 2002. Previously, Mr. Grigsby was President of Cancer Care Management LLC, a
consulting firm providing consulting services regarding cancer disease management issues. From 1989 to 1994, Mr. Grigsby was President of CIGNA Corporation's International Life and Employee Benefits Division, which operated in over 20 countries worldwide, and previous to that period he also served as the head of CIGNA's national health care sales force. Prior to that time, since 1978, he held a number of executive positions with CIGNA Corporation. Mr. Grigsby received a Bachelor of Arts degree in Mathematics from Baylor University and is a Fellow of the Society of Actuaries.

         Michael D. Becker currently serves as our President and Chief Executive Officer. Mr. Becker joined Cytogen in April 2001 and has served in positions of increasing responsibility, including Chief Executive Officer of the Company's AxCell Biosciences subsidiary, Vice President, Business Development and Industry Relations, and Vice President, Investor Relations Officer. Prior to joining Cytogen, he was with Wayne Hummer Investments LLC, a Chicago-based regional brokerage firm from July 1996 to April 2001, where he held senior positions as a biotechnology analyst, investment executive and portfolio manager in addition to participating in sales management activities. From October 1998 to April 2001, Mr. Becker also served on the board of directors for the Chicago Biotech
Network, a nonprofit trade association for the biotechnology industry in Illinois. Mr. Becker attended DePaul University in Chicago, Illinois.

         John E. Bagalay, Jr. has served on our Board of Directors since October 1995. Dr. Bagalay was a director of Cellcor, Inc. prior to our acquisition of Cellcor in October 1995. He was our interim President and CEO from January 1998 to September 1998, and our Chief Financial Officer from October 1987 to September 1988. He has been Senior Advisor to the Chancellor, Boston University since January 1998. He was a director, Chief Operating Officer and Chief Financial Officer of Eurus Technologies, Inc. from January 1999 until August 2001 and Chief Executive Officer from October 2000 until August 2001. He has been a Director and Finance Director of Eurus International Limited, a company organized under the laws of England and Wales, since January 2000. He served as the Managing Director of the Community Technology Fund, the venture capital affiliate of Boston University, from September 1989 until January 1998. Dr. Bagalay has also served as General Counsel for Texas Commerce Bancshares, Houston First Financial Group and Lower Colorado River Authority, a regulated electric utility. Dr. Bagalay currently also serves on the boards of directors of Wave Systems Corporation and Decorize, Inc. and several privately held companies. Dr. Bagalay holds a B.A. in Politics, Philosophy and Economics, a Ph.D. in Political Philosophy from Yale University, and a J.D. from the University of Texas.

         Allen Bloom, a patent attorney, has been a partner at Dechert LLP, a law firm, since 1994 where he is Co-Chair of the Intellectual Property Group and heads a patent practice group which focuses on biotechnology, pharmaceuticals and medical devices. For the nine years prior thereto, he was Vice President, General Counsel and Secretary of The Liposome Company, Inc., a biotechnology company. His responsibilities there included patent, regulatory and licensing activities. Dr. Bloom holds a Ph.D. in Organic Chemistry from Iowa State University, a J.D. degree from New York Law School and a B.S. in Chemistry from Brooklyn College.

          Stephen K. Carter has served on our Board of Directors since September 1998. Since 1997, Dr. Carter has been a consultant to the pharmaceutical industry. Dr. Carter was Senior Vice President of Research and Development at Boehringer Ingelheim Pharmaceuticals, Inc. from 1995 to 1997. Prior to joining Boehringer, Dr. Carter was Senior Vice President of Worldwide Clinical Research and Development at Bristol-Myers Squibb Company. From 1976 to 1982, Dr. Carter served as Director of the Northern California Cancer Institute. Dr. Carter was also appointed to President Clinton's panel for AIDS drug development. Dr. Carter is a director of Allos Therapeutics, Alfacell Corporation and Vion Pharmaceuticals Inc. Dr. Carter received an A.B. in History from Columbia College and an M.D. from New York Medical College. He completed a medical internship and residency at Lenox Hill Hospital.

         Robert F. Hendrickson has served on our Board of Directors since March 1995. Since 1990, Mr. Hendrickson has been a consultant to the pharmaceutical and biotechnology industries on strategic management and manufacturing issues with a number of leading biotechnology companies among his clients. Prior to his retirement in 1990, Mr. Hendrickson was Senior Vice President, Manufacturing and Technology for Merck & Co., Inc. He is currently a trustee of the Carrier
Foundation and previously served as a director of a number of public biotechnology companies including Liposome, Inc. and Envirogen, Inc. Mr. Hendrickson received an A.B. degree from Harvard College and a Masters of Business Administration from the Harvard Graduate School of Business Administration.

         Kevin G. Lokay has served on our Board of Directors since January 2001. Mr. Lokay is currently Vice President, Oncology at GlaxoSmithKline Pharmaceuticals. Prior to joining GlaxoSmithKline in 1997, Mr. Lokay spent 16 years with Merck & Co., where his most recent assignment was Vice President, Worldwide Sales, Marketing and Development in the Merck Vaccine Division. Mr. Lokay joined Merck in 1981 as a sales representative, and progressed through numerous positions of increasing responsibilities in sales, market research, advertising, product management, and business development, while gaining experience in a wide variety of therapeutic areas, including antihypertensives, antiarrythmics, antibiotics, analgesic/anti-inflammatories, psychotherapeutics, vaccines, and gastro-intestinal products. Mr. Lokay is a director of the University of Sciences, Philadelphia, Pennsylvania. He holds a Masters of Business Administration with a concentration in Marketing from the Krannert School of Management at Purdue University, and a Bachelor of Arts in Economics from Lafayette College.

         H. Joseph Reiser has served on our Board of Directors since August 1998. Dr. Reiser is currently President, Chief Executive Officer and Director of Locus Pharmaceuticals. Most recently, Dr. Reiser served as our President and Chief Executive Officer from August 1998 until December 2002. Dr. Reiser was also Corporate Vice President and General Manager, Pharmaceuticals and a member of the board of directors, for Berlex Laboratories Inc., the U.S. subsidiary of Schering AG from 1981 to 1998. During his 17 year tenure at Berlex, Dr. Reiser held positions of increasing responsibility, serving as the first President of Schering Berlin's Venture Corporation, Vice President, Technology and Industry Relations, and Vice President, Drug Development and Technology. Previously, Dr. Reiser also served on the boards of Endeavor Pharmaceuticals and Personal Health Technologies Inc. and as Chairman of the New Jersey Biotechnology Council from 2001 to 2002. Dr. Reiser received his Ph.D. in Physiology from Indiana University School of Medicine, where he also earned his Masters and Bachelor of Science degrees.

         All directors will hold office until our next annual meeting of stockholders and until their successors shall have been duly elected and qualified. None of our directors are related to any other director or to any of our executive officers.

         The Board of Directors recommends that stockholders vote FOR each of the nominees for the Board of Directors. Please note that proxies cannot be voted for a greater number of persons than the nominees named above.

Committees and Meetings of the Board

         Our Board of Directors currently consists of James A. Grigsby, who serves as Chairman of the Board, Michael D. Becker, John E. Bagalay, Stephen K. Carter, Robert F. Hendrickson, Kevin G. Lokay and H. Joseph Reiser. There were 9 meetings of the Board of Directors during 2002. During 2002, each incumbent director, except for Mr. Lokay, attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he served as a director and the total number of meetings held by the committee on which he served during the period, if applicable.

         There are currently three committees of the Board of Directors: the Compensation Committee, the Nominating Committee and the Audit and Finance Committee.

The Compensation Committee

         The Compensation Committee currently consists of Robert F. Hendrickson, who serves as Chairman, and Kevin G. Lokay. The Compensation Committee was established in 1986 and held 3 meetings in 2002. The primary responsibilities of the Compensation Committee include overseeing the administration of our stock option plans, recommending compensation for our executive officers and other key employees to the Board of Directors and generally reviewing our compensation policy.

The Nominating Committee

         The Nominating Committee currently consists of James A. Grigsby, who serves as Chairman, and Michael D. Becker. The Nominating Committee was established in 1994 and did not hold any meetings in 2002. The primary responsibility of the Nominating Committee is investigating, recruiting and interviewing potential candidates for election to the Board of Directors. The Nominating Committee will consider nominees for the Board of Directors suggested by stockholders whose names are submitted in writing to the Nominating Committee in care of the office of our Corporate Secretary.

The Audit and Finance Committee

         The Audit and Finance Committee currently consists of John E. Bagalay, Jr., who serves as Chairman, Robert F. Hendrickson and Stephen K. Carter. The Audit and Finance Committee was established in 1986 and held 5 meetings in 2002. The primary responsibilities of the Audit and Finance Committee include: (i) evaluating and recommending to our Board of Directors the engagement of our independent auditors; (ii) reviewing the results and scope of the audit and other services provided by our independent auditors; and (iii) monitoring and consulting with the independent auditors and management regarding risk management, the adequacy of financial and accounting procedures and internal controls on a periodic basis. The Audit and Finance Committee also reviews and monitors our financial planning and financial structure to accommodate our operating requirements and strategic objectives. The responsibilities of the Audit and Finance Committee are more fully set forth in the Audit and Finance Committee Charter adopted by the Audit and Finance Committee on May 16, 2000, a copy of which was filed as an Appendix to our Proxy Statement filed with the Securities and Exchange Commission on April 30, 2001.

         The Nasdaq National Market has adopted requirements relating to the independence of members of the audit committees of companies traded on the market. Our Audit and Finance Committee members meet the requirements of that rule.

         Each Audit and Finance Committee member is an independent member of our Board of Directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. As an independent director of our Board of Directors, each Audit and Finance Committee member is not an officer or employee of the Company or our subsidiaries and does not have a relationship which, in the opinion of our Board of Directors, would interfere with that person's exercise of independent judgment in carrying out the responsibilities of a director.

Report of the Audit and Finance Committee

March 28, 2003

To the Board of Directors of Cytogen Corporation:

         We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2002.

         Management is responsible for the Company's internal controls and financial reporting process. The Company's independent auditors, KPMG LLP ("KPMG") are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report on those consolidated financial statements. As appropriate, the Audit and Finance Committee reviews, evaluates and discusses with the Company's management, internal accounting and financial personnel and KPMG, the following:

     - the plan for, and KPMG's report on, the audit of the Company's financial statements;

     -    the Company's financial disclosure documents,  including all financial
          statements   and  reports  filed  with  the  Securities  and  Exchange
          Commission or sent to stockholders;

     -    management's   selection,   application  and  disclosure  of  critical
          accounting policies;

     - changes in the Company's accounting practices, principles, controls or methodologies;

     - significant developments or changes in accounting rules applicable to the Company; and

     - the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

         We have discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants ("SAS 61"). SAS 61 requires KPMG to discuss with the Audit and Finance Committee, among other things, the following:

     -    methods to account for significant unusual transactions;

     - the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     - the process used by management in formulating particularly sensitive accounting estimates and the basis for KPMG's conclusions regarding the reasonableness of those estimates; and

     - disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

         We have received, reviewed and discussed the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board ("Independence Standards Board Standard No. 1"), and have discussed with KPMG their independence. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditor's professional opinion may be reasonably thought to bear on independence, confirm their perceived independence and engage in a discussion of independence.

         We have considered whether the non-audit services provided by KPMG, as set forth in the section of our Proxy Statement entitled "Independent Auditor's Fees and Other Matters," are compatible with maintaining KPMG's independence.

         Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the audited, consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

John E. Bagalay, Jr.
Audit and Finance Committee Chairman

Stephen K. Carter
Audit and Finance Committee Member

Robert F. Hendrickson
Audit and Finance Committee Member

Independent Auditor's Fees and Other Matters

Audit Fees

         Fees for professional services rendered by KPMG in connection with the audit of our financial statements for the most recent fiscal year and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2002 aggregated $99,200.

Financial Information Systems Design and Implementation Fees

         During the year ended December 31, 2002 KPMG did not provide services that related to financial information systems design and implementation.

Audit Related Fees

         Fees for audit related services consisting principally of the audit of our employee benefit plan and certain accounting consultation aggregated $23,000 for the year ended December 31, 2002.

Tax Fees

         Fees  for  professional   services   relating  to  tax  compliance  and
consultation aggregated $11,500 for the year ended December 31, 2002.

Directors' Compensation

         Each of our non-employee directors receives an annual retainer of $12,000, plus $1,500 for each board meeting attended ($500 if participation is by telephone). Any non-employee director who also chairs a board committee receives an additional annual fee of $2,000. Non-employee directors receive $500 for each committee meeting attended, but receive no additional retainer for committee membership. Members of the Nominating Committee do not receive any compensation for serving on that committee. The Chairman of the Board (who is not an employee of the Company) currently receives, based upon significant time spent on Company business, an additional annual retainer of $50,000. The additional retainer contemplates four days per month substantially given to Company business by the Chairman. An amount of $1,500 per day is paid to the Chairman for additional days in which the significant part of the day is devoted to Company matters. During 2002, the Chairman received $50,000 under this arrangement.

         Pursuant to our 1999 Non-Employee Director Plan (the "Director Plan"), each non-employee director receives an initial grant of options on the date of appointment equal to a pro-rata portion of 2,000 shares of our common stock, based upon the number of months remaining from the date of election until the one year anniversary of the preceding annual meeting. In addition, on the day following each annual meeting of the stockholders, each individual who is elected as a non-employee director shall automatically be granted options to purchase 1,000 shares of our common stock. The Chairman of the Board, unless the Compensation Committee determines otherwise, receives an additional grant of 1,500 options to purchase shares of our common stock on the date of each annual meeting. Options granted under the Director Plan are exercisable at a price equal to the average of the high and low sale prices of the common stock as reported on the Nasdaq National Market on the date of grant and vest in full (i.e., first become exercisable) at the first anniversary of the option grant date. Each director's outstanding options granted under the Director Plan also become immediately exercisable in full: (i) upon the occurrence of a change of control of the Company; (ii) upon death or disability; or (iii) upon resignation or retirement after age 55.

         In  addition,   at  the  2001  Annual  Meeting  of  Stockholders,   our
stockholders adopted a proposal to amend the Director Plan to provide that non-employee directors shall receive, at the sole discretion of and after formal action by our Board of Directors, such number of shares of common stock that is equal to each such director's cash compensation (including, but not limited to, annual service fees, fees payable for board and committee meetings attended and fees for committees chaired), (the "Cash Component"), divided by the fair market value of our common stock as of the date of issuance of such shares, (the "Compensation Shares"), which date shall be no earlier than the date on which the applicable Cash Component compensation becomes due and payable by us. Compensation Shares shall not be issued for services not yet rendered by such directors to the Company. Such amendments to the Director Plan further provide that in the event the board elects to issue Compensation Shares, such eligible directors shall receive Compensation Shares until, absent additional board action, at least such time as: (i) such director owns two thousand (2,000) shares of our common stock, excluding options or other rights to acquire shares of our common stock, whether exercisable or unexercisable; or (ii) if fewer than 2,000 shares are so owned, such smaller number of shares has a fair market value of in excess of one hundred thousand dollars ($100,000), excluding the value, if any, of options to purchase common stock, whether exercisable or unexercisable, or other rights to acquire our common stock. Upon achieving either of such milestones (i) or (ii) above, each such director may, at his or her option, elect to cease receiving his or her Cash Component to which he or she is entitled in shares of our common stock under the Director Plan; provided, however, that such director must make such election by providing notice of such election to us in a timely manner. In October 2001, our Board of Directors took appropriate actions to implement the payment of director compensation in Compensation Shares. As of the date hereof, all of our current non-employee directors have satisfied either of the milestones as set forth above, and have elected to receive their director compensation in cash.

         Each option provided for in the Director Plan shall be granted automatically and without further action by us, our Board of Directors or our stockholders. Promptly after the date of grant of each option provided for in the Director Plan, we shall cause an option agreement to be executed and delivered to the holder of the option. No other options may be granted at any time under the Director Plan.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         Our current executive officers and key employees and their respective ages and positions with us are as follows:

                                                         Capacities In                         In Current
             Name                     Age                 Which Served                       Position Since
-----------------------------         ---        -------------------------------    -------------------------------
Michael D. Becker(1).........          34        President, Chief Executive         December 2002
                                                 Officer and Director               (Vice President of Business
                                                                                    Development and Industry
                                                                                    Relations from October 2002 to
                                                                                    December 2002; and Interim
                                                                                    Chief Executive Officer of
                                                                                    AxCell BioSciences Corporation
                                                                                    since January 2002)

William F. Goeckeler.........          47        Vice President, Operations         January 2003
                                                                                    (Vice President of Research and
                                                                                    Development from June 2001 to
                                                                                    January 2003)

Deborah A. Kaminsky..........          48        Vice President of Business         January 2003
                                                 Development                        (Vice President of Sales and
                                                                                    Marketing from June 2001 to
                                                                                    January 2003)

Thu A. Dang(2)...............          42        Vice President, Finance            January 2003
                                                                                    (Director of Finance from May
                                                                                    2000 to January 2003)

Rita Auld(2).................          55        Vice President of Human            January 2003
                                                 Resources and Administration and   (Director of Human Resources
                                                 Corporate Secretary                from October 2000 to January
                                                                                    2003; Corporate Secretary since
                                                                                    March 2003)

(1) Mr. Becker's biographical information appears above, see "ELECTION OF DIRECTORS".

(2)    Not an executive officer.

         William F. Goeckeler was promoted to Vice President, Operations in January 2003. Previously, he served as our Vice President of Research and Development since June 2001. He joined Cytogen in March of 1994 as the Assistant Director, Pharmaceutical Development. In 1995 he was promoted to Associate Director, Technical Support Operations and in June 1997 became our Director, Pharmaceutical Development, a position he held until June 2001. Before joining us, Dr. Goeckeler spent nine years as a scientist in the Bioproducts Laboratory of Central Research and Development at The Dow Chemical Company. Dr. Goeckeler did his undergraduate and graduate work at the University of Missouri where he received his Ph.D. in Radiochemistry for research that involved the discovery of Quadramet.

         Deborah A. Kaminsky, D.Ph. has served as our Vice President of Business Development since January 2003. Most recently, Ms. Kaminsky served as our Vice President of Sales and Marketing since June 2001. She joined Cytogen in December 2000 as Director of Marketing. Prior to joining Cytogen, Dr. Kaminsky spent two years with Imagyn Medical Technologies as Vice President of Clinical Development, having previously spent more than a decade at Syncor International Corporation where she held positions of increasing responsibility ranging from pharmacy management to business development and president of a Syncor subsidiary. She received academic degrees from the University of Oklahoma Health Sciences Center College of Pharmacy and the Kellogg Graduate School of Management at Northwestern University, and holds a Doctor of Pharmacy license in Oklahoma.

         Thu A. Dang was promoted to Vice President, Finance in January 2003. Ms. Dang joined Cytogen in September 1988 as our Senior Financial Reporting Accountant, and was promoted to Director of Finance in May 2000. Prior to joining Cytogen, Ms. Dang held numerous positions with Harrisburg Dairies for six years, serving ultimately as their Controller. In such capacity, she was responsible for converting an outdated accounting system, establishing controls for accounting and data processing functions. Ms. Dang received her Bachelor of Science Degree in Accounting from Elizabethtown College.

         Rita A. Auld was promoted to Vice President, Human Resources and Administration in January 2003 and became our Corporate Secretary in March 2003. Ms. Auld joined Cytogen as our Director of Human Resources in October 2000. For a period of six years prior to joining Cytogen, Ms. Auld was the Director of Human Resources of Flexpaq Corporation, where she established the Human Resources Department, developing procedures, handbooks and benefit and safety programs. Ms. Auld has over 20 years of experience with sales, manufacturing, accounting and engineering organizations, directing the activities of human resources and administrative functions, specializing in small sized companies, both public and private. Ms. Auld holds Associates and Bachelor of Science Degrees in Business Administration and is certified as a Human Resources Professional.

         The  current  key  employee  of  our  subsidiary,   AxCell  BioSciences
Corporation, is as follows:

                                                             Capacities In                  In Current
             Name                     Age                    Which Served                 Position Since
-----------------------------         ---        -------------------------------          --------------
Michael D. Becker(1).........          34        Interim Chief Executive Officer           January 2002

(1) Mr. Becker's biographical information appears above, see "ELECTION OF DIRECTORS".

         None of Cytogen's or AxCell's executive officers, key employees or directors is related to any other of Cytogen's or AxCell's executive officers, key employees or directors. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified. AxCell's key employees are elected annually by AxCell's Board of Directors and serve until their successors are duly elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to
Section 12 of the Exchange Act, to file initial reports of ownership and reports of changes in ownership with respect to our equity securities with the Securities and Exchange Commission. All reporting persons are required by SEC regulation to furnish us with copies of all reports that such reporting persons file with the SEC pursuant to Section 16(a).

         Based solely on our review of the copies of such forms received by us, except as described below, each such reporting person has filed all of their respective reports pursuant to Section 16(a) on a timely basis.

         Deborah Kaminsky failed to timely file a Form 4 relating to a grant of options to purchase 6,237 shares of our common stock on December 17, 2002. Ms. Kaminsky filed such Form 4 with the SEC on March 19, 2003.

         William Goeckeler failed to timely file a Form 4 relating to a grant of options to purchase 7,000 shares of our common stock on December 17, 2002. Mr. Goeckeler filed a Form 4 with respect to such grant with the SEC on March 19, 2003.

                             EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 2002, 2001 and 2000

         The following Summary Compensation Table sets forth information concerning compensation during the years ended December 31, 2002, 2001 and 2000 for services in all capacities awarded to, earned by or paid to each person who served as our Chief Executive Officer at any time during 2002, each other of our executive officers as of December 31, 2002 and certain individuals who served as our or AxCell's executive officers during a part of 2002, whose aggregate cash compensation exceeded $100,000 at the end of 2002 (collectively referred to as the "Named Executives").


                                                     SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Long-Term
                                                         Annual Compensation(1)                   Compensation
                                            -----------------------------------------------          Awards
                                                                                Other              Securities
  Name and Principal Position                                                   Annual             Underlying          All Other
                                    Year        Salary        Bonus(2)      Compensation(3)          Options        Compensation(4)
                                                  ($)            ($)              ($)                  (#)                ($)
              (a)                   (b)           (c)            (d)              (e)                  (g)                (i)
------------------------------------------------------------------------------------------------------------------------------------

Michael D. Becker(5)..........      2002         162,142            --           13,959              200,000             108
     President and Chief            2001          96,923        20,546           34,579               11,000              60
     Executive Officer
     (since December 2002)

H. Joseph Reiser(6) ..........      2002         324,615            --               --                   --           6,911
     President and Chief            2001         314,423       100,000               --               10,000           6,412
     Executive Officer              2000         299,038        84,000          216,927               10,000           5,959
     (until December 2002)

William F. Goeckeler(7).......      2002         175,000            --               --                7,000           5,725
     Vice President of              2001         157,450        26,755               --                6,639           5,282
     Operations

Deborah Kaminsky(8)...........      2002         179,231            --               --                6,237           1,168
     Vice President of Business     2001         140,769        14,143           24,000                5,639             875
     Development

Lawrence R. Hoffman(9)........      2002         227,404            --               --                   --           5,820
     Vice President and Chief       2001         219,423        45,311               --                4,550           5,393
     Financial Officer              2000          90,673        40,000               --               55,000             129

John D. Rodwell(10)...........      2002         166,635            --               --                   --           6,000
     President and Chief            2001         194,631        26,907               --                   --           5,802
     Technical Officer of AxCell    2000         185,192        37,038               --                   --           5,471

-----------

(1) Certain perquisites or personal benefits are not included herein because they did not exceed, in the case of each Named Executive, the lesser of either $50,000 or 10% of total annual salary and bonus reported for the Named Executives.

(2) The amounts disclosed in this column include bonus payments made to each of the Named Executives both in cash and in shares of our common stock. No bonuses were paid to Named Executives for the fiscal year 2002.

       In fiscal year 2001, the dollar value of such bonus amounts paid in shares of our common stock were as follows: Mr. Becker, $9,199; Dr. Reiser, $0; Dr. Goeckeler, $11,978; Ms. Kaminsky, $6,332; Mr. Hoffman, $20,286; and Dr. Rodwell, $12,046. Such payments made in shares of common stock were based upon a fair market value of $24.40 per share of such common stock on the date of issuance.

       In fiscal year 2000, the dollar value of such bonus amounts paid in shares of our common stock were as follows: Dr. Reiser, $0; Mr. Hoffman, $20,034; and Dr. Rodwell, $18,550. Such payments made in shares of common stock were based upon a fair market value of $23.44 per share of such common stock on the date of issuance.

(3)    The amounts disclosed in this column consist of relocation expenses.

(4) The amounts disclosed in this column include amounts contributed or accrued by us in the respective fiscal years under our Retirement Savings Plan, a defined contribution plan which consists of a 401(K) portion and a discretionary contribution portion. In fiscal year 2002, these amounts were as follows: on behalf of Mr. Becker, $0; Dr. Reiser, $5,500; Dr. Goeckeler, $5,500; Ms. Kaminsky, $935; Mr. Hoffman, $5,500;
       and Dr. Rodwell, $5,342. The amounts disclosed also include insurance premiums paid by the Company with respect to group term life insurance and with respect to fiscal year 2002. They were as follows: on behalf of Mr. Becker, $108; Dr. Reiser, $1,411; Dr. Goeckeler, $225; Ms. Kaminsky, $233; Mr. Hoffman, $320; and Dr. Rodwell, $658.

(5) Mr. Becker joined the Company in April 2001 and was promoted to President and Chief Executive Officer in December 2002. In connection with such promotion, Mr. Becker was granted options to purchase 200,000 shares of our common stock under our 1995 Plan, 50,000 of which remain subject to availability under the 1995 Plan option pool or stockholder approval of the increase in such option pool as set forth in this Proxy Statement under the heading "Proposed Amendment to the 1995 Stock Option Plan." The exercise price per share of such options is $3.54, the fair market value of our common stock on the date of grant. 50,000 of such options vested immediately upon grant, and the remaining 150,000 options will vest in three equal tranches of 50,000, based upon Mr. Becker's achievement of certain performance based milestones established by the Board of Directors.

(6) Dr. Reiser resigned, for personal reasons, from his position as our President and Chief Executive Officer on December 17, 2002. He is currently a Director of the Company.

(7) Dr. Goeckeler was promoted to Vice President, Research and Development in June 2001, and was promoted to Vice President, Operation in January 2003.

(8) Ms. Kaminsky was promoted to Vice President of Sales and Marketing in June 2001, and assumed the responsibilities of Vice President of Business Development in January 2003.

(9) Mr. Hoffman resigned from his position as Vice President and Chief Financial Officer in December 2002.

(10) Dr. Rodwell separated from employment with AxCell Biosciences Corporation in September 2002.

Option Grants in 2002

         The following table sets forth information concerning individual grants of stock options made during 2002 to each of the Named Executives.


                                           OPTION GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------------------------------
                                     Individual Grants
-------------------------------------------------------------------------------------------  --------------------------
                                                                                               Potential Realizable
                                                  Percent of                                         Value at
                                    Number of       Total                                      Assumed Annual Rates
                                   Securities      Options                                           of Stock
                                   Underlying     Granted to                                  Price Appreciation for
                                     Options      Employees     Exercise or                       Option Term (3)
                                     Granted      in Fiscal      Base Price     Expiration   --------------------------
             Name                      (#)         Year(1)      ($/share)(2)       Date         5% ($)        10%($)
              (a)                      (b)           (c)            (d)             (e)          (f)            (g)
-----------------------------------------------------------------------------------------------------------------------

Michael D. Becker(4).........        150,000        59.51%           3.54        12/16/12       333,943       846,278

Michael D. Becker(4).........         50,000        19.84%           3.54        12/16/12       111,314       282,092

H. Joseph Reiser (5).........           --            --              --            --            --            --

William F. Goeckeler.........          7,000        2.78%            3.54        12/16/12        15,584        39,493

Deborah Kaminsky.............          6,237        2.47%            3.54        12/16/12        13,885        35,188

Lawrence R. Hoffman (6)......           --            --              --            --            --            --

John D. Rodwell(7)...........           --            --              --            --            --            --

-----------

(1) Based on an aggregate of 252,063 options granted to employees in 2002, including options granted to Named Executives.

(2) The exercise price of all stock options granted during the last fiscal year is equal to the average of the high and low sale prices of our common stock as reported on the Nasdaq National Market on the respective dates the options were granted. Options granted to executive officers generally vest over three years at the rate of 33.3% per year beginning on the first anniversary of the date of grant, subject to acceleration under certain conditions. Footnote 4 below sets forth the vesting provisions of options granted to Mr. Becker during 2002. The maximum term of each option granted is ten years from the date of grant.

(3) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of our common stock and overall stock market conditions. There is no assurance that the amounts reflected will be realized.

(4) Mr. Becker joined the Company in April 2001 and was promoted to President and Chief Executive Officer in December 2002. In connection with such promotion, Mr. Becker was granted options to purchase 200,000 shares of our common stock under our 1995 Plan, 50,000 of which remain subject to availability under the 1995 Plan option pool or stockholder approval of the increase in such option pool as set forth in this Proxy Statement under the heading "Proposed Amendment to the 1995 Stock Option Plan." The exercise price per share of such options is $3.54, the fair market value of our common stock on the date of grant. 50,000 of such options vested immediately upon grant and are shown as a separate line item in the above table, and the remaining 150,000 options will vest in three equal tranches of 50,000, based upon Mr. Becker's achievement of certain performance based milestones established by the Board of Directors.

(5) Dr. Reiser resigned, for personal reasons, from his position as our President and Chief Executive Officer on December 17, 2002. He is currently a Director of the Company.

(6) Mr. Hoffman resigned from his position as Vice President and Chief Financial Officer in December 2002.

(7) Dr. Rodwell separated from employment with AxCell Biosciences Corporation in September 2002.

Aggregated Option Exercises in 2002 and Year End Option Value

         The following table sets forth information concerning each exercise of options during 2002 by each of the Named Executives and the year end value of unexercised in-the-money options.

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                        AND FISCAL YEAR END OPTION VALUES
-----------------------------------------------------------------------------------------------------------------------
                                                                               Number of                   Value of
                                                                         Securities Underlying           Unexercised
                                                                              Unexercised                In-the-Money
                                                                               Options at                 Options at
                                        Shares                                   Fiscal                     Fiscal
                                       Acquired                                 Year-End                 Year-End(1)
                                          on              Value                   (#)                        ($)
                                       Exercise          Realized             Exercisable/               Exercisable/
               Name                       (#)              ($)               Unexercisable              Unexercisable
                (a)                       (b)              (c)                    (d)                        (e)
-----------------------------------------------------------------------------------------------------------------------

Michael D. Becker............             --               --               57,000 / 154,000               -- / --

H. Joseph Reiser(2) .........             --               --                 198,500 / --                 -- / --

William F. Goeckeler.........             --               --                7,251 / 11,875                -- / --

Deborah Kaminsky.............             --               --                3,280 / 10,596                -- / --

Lawrence R. Hoffman(3).......             --               --                 38,184 / --                  -- / --

John D. Rodwell(4)...........             --               --                   -- / --                    -- / --

----------

(1) The fair market value of our common stock underlying options at December 31, 2002 was $3.01 per share, which was below the exercise price of the options set forth in the table.

(2) Dr. Reiser resigned, for personal reasons, from his position as our President and Chief Executive Officer on December 17, 2002. He is currently a Director of the Company.

(3) Mr. Hoffman resigned from his position as Vice President and Chief Financial Officer in December 2002.

(4)      Dr.   Rodwell  separated  from  employment  with   AxCell   Biosciences
         Corporation in September 2002. Does not include the exercise by Dr. Rodwell of options to purchase 15,000 shares of unregistered common stock of AxCell Biosciences Corporation in December 2002.

Employment   Contracts,   Termination   of  Employment   and   Change-in-Control
Arrangements

         On December 17, 2002, we entered into a letter  agreement  with Michael
D. Becker in connection with Mr. Becker's promotion to President and Chief Executive Officer of the Company. Under the terms of such letter agreement, Mr. Becker shall receive an annual base salary of $250,000 and a car allowance of $750 per month. Mr. Becker shall also be eligible to participate in our Cytogen Corporation Performance Bonus Plan, as and if approved by our Board of Directors, with a target bonus rate of 30% of base salary based upon performance objectives. Mr. Becker is also entitled to all existing Company benefits, at the sole discretion of the Board of Directors. In addition, Mr. Becker was granted options to purchase 200,000 shares of our common stock under our 1995 Plan, 50,000 of which remain subject to availability under the 1995 Plan option pool or stockholder approval of the increase in such option pool as set forth in this Proxy Statement under the heading "Proposed Amendment to the 1995 Stock Option Plan." The exercise price per share of such options is $3.54, the fair market value of our common stock on the date of grant. 50,000 of such options vested immediately upon grant, and the remaining 150,000 options will vest in three equal tranches of 50,000, based upon Mr. Becker's achievement of certain performance based milestones established by the Board of Directors. Pursuant to the terms of the letter agreement, in the event we terminate Mr. Becker's employment for reasons other than for cause, as defined therein, Mr. Becker shall be entitled to receive twelve month's base pay and continuation of benefits under COBRA, and a pro rata portion of any incentive benefits earned through the date of termination.

         Each of Messrs. Becker and Goeckeler and Ms. Kaminsky are currently party to an Executive Change of Control Severance Agreement with Cytogen. Such agreements provide, generally, for the payment of twelve months' base salary, a pro-rata portion of such officer's bonus compensation, the continuation of all benefits, reasonable Company-paid outplacement assistance and certain other accrued rights, in the event such officer's employment with us is terminated in connection with a change in control as set forth therein.

Compensation Committee Interlocks And Insider Participation

         During  2002,  our   Compensation  Committee   consisted  of  Robert F.
Hendrickson, who served as Chairman and Kevin G. Lokay. There are no, and during 2002 there were no, Compensation Committee interlocks.

Interest of Certain Persons in Matters to be Acted Upon

         Mr. Becker has served as our President and Chief Executive Officer and as a Director of the Company since December 17, 2002. Mr. Becker joined the Company in April 2001 and has served in positions of increasing responsibility prior to his promotion to President and Chief Executive Officer, including Interim Chief Executive Officer of the Company's AxCell Biosciences subsidiary, Vice President, Business Development and Industry Relations, and Vice President, Investor Relations Officer. In connection with Mr. Becker's promotion to President and Chief Executive Officer, Mr. Becker was granted options to purchase 200,000 shares of our Common Stock under our 1995 Plan, 50,000 of which options remain subject to availability under the 1995 Plan option pool or stockholder approval of the increase in such option pool as set forth in this Proxy Statement under the heading "Proposed Amendment To The 1995 Stock Option Plan." The exercise price per share of such options is $3.54, the fair market value of our common stock on the date of grant. 50,000 of such options vested immediately upon grant, and the remaining 150,000 options will vest in three equal tranches of 50,000, based upon Mr. Becker's achievement of certain performance based milestones established by the Board of Directors.

Performance Graph

         The following graph compares the cumulative total stockholder return on our common stock with the cumulative total return on the Nasdaq Composite Index, the Nasdaq Pharmaceutical Index (capitalization weighted) and the Nasdaq Biotech Index (capitalization weighted) for a five-year period (January 1, 1998 through December 31, 2002).

                 COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)(3)

 Among the Company, the Nasdaq Composite Index, the Nasdaq Pharmaceutical Index
                          and the Nasdaq Biotech Index
                            (Capitalization Weighted)








                            [LINE GRAPH APPEARS HERE]
                            -------------------------





                           Base Period
                           January 1,
        Company/              1998      December    December     December    December     December
       Index Name                         1998        1999        2000         2001         2002
---------------------      -----------  ---------   --------     --------    --------     --------

CYTO.................         $100        $51.94     $159.63      $144.25     $185.23       $20.00
NASDAQ...............         $100       $140.99     $261.48      $157.42     $124.89       $86.33
NASDAQ PHAR..........         $100       $126.94     $239.34      $298.55     $254.43      $164.36
NASDAQ BIOTECH.......         $100       $143.43     $289.21      $355.71     $298.07      $162.96

-----------

(1) Graph assumes $100 invested on January 1, 1998 in our common stock, the Nasdaq Composite Index, the Nasdaq Pharmaceutical Index (capitalization weighted) and the Nasdaq Biotech Index (capitalization weighted). Although we have previously compared the Company's performance with the Nasdaq Pharmaceutical Index, we believe that a comparison to the Nasdaq Biotech Index is now a more meaningful presentation based upon the similarities of Cytogen Corporation to the companies included in such index. We will continue to use the Nasdaq Biotech Index in future reports.

(2)  Total return assumes reinvestment of dividends.

(3)  Year ended December 31.

Report of the Compensation Committee of the Board of Directors

Policy

         The Compensation Committee of the Board of Directors is responsible for oversight of our executive compensation program. The Compensation Committee is composed entirely of independent, non-employee directors. The Compensation Committee makes recommendations to the full Board of Directors on compensation policy and as to specific compensation actions, except where independent action by the Compensation Committee is appropriate.

         Our compensation program, both for our executive officers as well as for all employees, is based on the philosophy that the interests of the employees should be closely aligned with those of our stockholders. Our 2002 executive compensation program was based on the following principles:

     -    compensation  opportunities  should  attract  the best  talent  to us, motivate individuals to perform at their highest levels, reward outstanding achievement, and retain the leadership and skills necessary for building long-term stockholder value;
     -    a portion of total compensation should be at risk of performance; and
     - individual executives should be encouraged to manage from the perspective of owners of the Company.

         Our 2002 compensation program reflected the Compensation Committee's assessment as to appropriate treatment on an individual basis for the Chief Executive Officers during 2002 (Mr. Becker and Dr. Reiser) and the other Named Executives compared to the prior year levels. We target our overall compensation program at the median level of the biotechnology industry. In addition, compensation for the Named Executives (and other executives), including our CEOs, took into account individual responsibility and performance as assessed by the Compensation Committee.

         The compensation program includes a combination of competitive base salary and benefits, annual cash and stock bonus opportunities and stock option awards. The 2002 executive compensation program and a specific discussion as to the compensation of the CEOs are set out below.

Annual Compensation for 2002

         Generally,   annual   compensation  of  executive  officers  under  the
executive   compensation   program  for  2002  consisted  of  salary  and  bonus
components.

Base Salary

         In December 2001, the Compensation Committee determined for recommendation to the full Board of Directors, base salaries and certain annual incentive opportunities for 2002 for our executives, including the CEOs and the other Named Executives. The Compensation Committee generally determines stock awards for certain executive officers under the Company's equity incentive plans.

Bonus

         A portion of 2002 executive officer annual compensation opportunity was based on corporate performance. The Compensation Committee believes that incentive compensation should be linked to corporate financial results and corporate goals. Bonus opportunity levels for 2002 performance were set in advance of the year at a percentage of base salary, with the total amount of the bonus opportunity dependent on the extent to which corporate objectives were achieved and the amount of cash available as determined by the Compensation Committee. At year-end, the Compensation Committee determined the extent to which our financial and corporate objectives had been achieved and applied the appropriate bonus percentage to the respective base salary of each of the Named Executives. No bonuses were paid to any of the Named Executives for the fiscal year 2002.

Long Term Compensation - Stock Options

         The  Compensation   Committee   believes  that  stock  options  are  an
appropriate means to link our employees' interests with those of our stockholders. Stock option awards are designed primarily to provide strong incentives for superior longer-term performance and continued retention. Because the Compensation Committee believes that corporate performance is one of the principal factors influencing the market value of our common stock, the granting of stock options to our executive officers encourages them to work to achieve consistent improvements in corporate performance. Options only have value to the recipient when the price of our common stock exceeds the exercise price, which is not less than the fair market value of our common stock at the date of grant.

         Option grants are set taking into account the comparison of practices at peer groups, an individual's level of responsibility and furtherance of corporate objectives, and the amount and terms of past stock option awards. The Compensation Committee also took into account in its review of option grants the fact that we have no other long term incentive program, and believes that options are important to retain executives and promote steps to build long term value.

         The Compensation Committee reviews from time to time with the entire Board of Directors the need and advisability of increasing shares available under any compensation plan and will consider with the Board the need for the adoption of a new stock plan to replace the 1995 Plan in future years. Any such change or recommendation would be presented to stockholders for review and approval at a subsequent meeting of our stockholders.

Compensation of Michael D. Becker

         Mr. Becker's salary was set on the recommendation of the Compensation Committee and was believed to be an appropriate level of base compensation in view of compensation levels paid by the industry, in view of Mr. Becker's experience, and considering our continuing accomplishments under his leadership during the year. Prior to his promotion to President and Chief Executive Officer in December 2002, Mr. Becker's salary was $180,000. Upon his promotion, the Compensation Committee has approved an increase of $70,000 to $250,000. Also in connection with such promotion, Mr. Becker was granted options to purchase 200,000 shares of our common stock under our 1995 Plan, 50,000 of which remain subject to availability under the 1995 Plan option pool or stockholder approval of the increase in such option pool as set forth in this Proxy Statement under the heading "Proposed Amendment to the 1995 Stock Option Plan." The exercise price per share of such options is $3.54, the fair market value of our common stock on the date of grant. 50,000 of such options vested immediately upon grant, and the remaining 150,000 options will vest in three equal tranches of 50,000, based upon Mr. Becker's achievement of certain performance based milestones established by the Board of Directors.

Compensation of H. Joseph Reiser

         Dr. Reiser's salary for 2002 was set on the recommendation of the Compensation Committee and was believed to be an appropriate level of base compensation in view of compensation levels paid by the industry, in view of Dr. Reiser's experience, and considering our continuing accomplishments under his leadership during the year. During 2002, Dr. Reiser's salary was $325,000. Dr. Reiser resigned, for personal reasons, from his position as our President and Chief Executive Officer on December 17, 2002.

Federal Income Tax Considerations

         Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to a company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the long-term incentive compensation granted to its executive officers through option issuances under the Company's equity incentive plans in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the Company's equity incentive plans will be treated as qualified performance-based compensation under Section 162(m). In addition, the

Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

         The Compensation Committee believes that performance should be rewarded, that the financial interests of the executive officers should be aligned with the stockholders, and that compensation should be competitive. We have structured the compensation we pay to meet these criteria.

         The foregoing report on compensation is provided by the following outside directors, who constituted the Compensation Committee as of December 31, 2002.


                                         Robert F. Hendrickson, Chairman
                                         Kevin G. Lokay, Member

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                         AND RELATED STOCKHOLDER MATTERS

         There were, as of March 31, 2003, approximately 998 holders of record and approximately 38,122 beneficial holders of our common stock. The following table sets forth certain information, as of March 31, 2003, with respect to holdings of our common stock by: (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our common stock outstanding as of such date, based upon currently available Schedules 13D and 13G filed with the SEC; (ii) each of our directors (which includes all nominees) and Named Executives; and (iii) all directors and executive officers as a group.

                                                                   Amount and Nature of
          Name and Address of Beneficial Owner(1)               Beneficial Ownership(1)(2)      Percent of Class(3)
-------------------------------------------------------         --------------------------      -------------------
(i)  Certain beneficial owners:

     The State of Wisconsin Investment Board
     121 East Wilson Street
     Madison, Wisconsin  53707.........................                  1,402,825                      16%

(ii) Directors (which includes all nominees) and Named
     Executives:

     Michael D. Becker.................................                     59,476                       *

     John E. Bagalay, Jr...............................                     17,700                       *

     Allen Bloom.......................................                          0                       *

     Stephen K. Carter.................................                      5,827                       *

     James A. Grigsby..................................                     22,925                       *

     Robert F. Hendrickson.............................                      8,880                       *

     Kevin G. Lokay....................................                      4,333                       *

     H. Joseph Reiser..................................                      3,679                       *

     William F. Goeckeler..............................                      9,118                       *

     Lawrence R. Hoffman...............................                      2,626                       *

     Deborah Kaminsky..................................                      3,735                       *

     John D. Rodwell...................................                      7,518                       *

(iii)All directors and executive officers as a
     group (9 persons).................................                    135,673                       2.0%

----------

*    Indicates amount is less than 1%.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons and entities named in this table have sole voting and investment power with respect to all shares.

(2) Includes shares of our common stock which the following persons have the right to acquire upon the exercise of stock options, within 60 days of March 31, 2003, as follows: Mr. Becker: 58,000; Dr. Bagalay: 15,700; Dr.
     Carter:  3,827; Mr. Grigsby:  15,480;  Mr.  Hendrickson:  5,880; Mr. Lokay:
     2,333; Dr. Reiser: 0; Dr. Goeckeler: 7,251; Mr. Hoffman:  0; Ms. Kaminsky:
     3,280; and Mr. Rodwell:  0.

(3) Percent of class for each person and all executive officers and directors as a group is based on 8,813,832 shares of our common stock outstanding on March 31, 2003 and includes shares subject to options held by the individual or the group, as applicable, which are exercisable or become exercisable within 60 days following such date.

Securities Authorized for Issuance Under Equity Compensation Plans

         The  following   table  provides   information   about  the  securities
authorized for issuance under our equity compensation plans as of December 31, 2002.


                                          Equity Compensation Plan Information
-------------------------------------------------------------------------------------------------------------------
                                            Number of                                    Number of securities
                                        securities to be                               remaining available for
                                           issued upon           Weighted-average       future issuance under
                                           exercise of          exercise price of         equity compensation
                                           outstanding             outstanding              plans (excluding
                                        options, warrants       options, warrants      securities reflected in
         Plan Category(1) (2)               and rights              and rights                 column (a))
                                               (a)                      (b)                       (c)(3)
-------------------------------------------------------------------------------------------------------------------

(i)  Equity compensation plans                  376,106                $18.70                      18,510
     approved by security holders:
     Option Plans(4)(5)(6)..........
     Employee Stock Purchase Plan(7)              --                     --                        30,639
(ii) Equity compensation plans not
     approved by security
     holders........................            228,363                $21.58                        --
Total...............................            604,469                $19.79                      49,149

----------

(1) Does not include information related to the stock option plan of our subsidiary, AxCell Biosciences Corporation, pursuant to which AxCell may issue options to purchase shares of AxCell's common stock to employees and consultants of AxCell.

(2) This table excludes an aggregate of 30,320 shares of our common stock issuable under our Cytogen Retirement Savings Plan and Cytogen Corporation Performance Bonus Plan with Stock Payment Program.

(3) In addition to being available for future issuance upon the exercise of options that may be granted after December 31, 2002, all shares available for issuance under our 1999 Non-Employee Director Plan may instead be issued outright to eligible directors thereunder in payment for services rendered to us.

(4) Includes information regarding the following stockholder-approved equity compensation plans: (i) 1988 Non-Employee Director Plan; (ii) 1989 Employee Stock Option Plan; (iii) 1989 Outside Consultant Plan; (iv) 1992 Stock Option Plan; (v) 1995 Plan; and (vi) 1999 Non-Employee Director Plan.

(5) With respect to the 1995 Plan, this table includes the 928 shares available for issuance thereunder prior to the Annual Meeting, but excludes the additional 200,000 shares that would be available for issuance if the proposal set forth herein under the heading "Proposed Amendment To The 1995 Stock Option Plan" to increase the maximum aggregate number of shares of common stock available for issuance under the 1995 Plan is approved at the Annual Meeting. In the event such proposal is approved, 50,000 of such 200,000 shares will be allocated to the December 17, 2002 option grant to Mr. Becker.

(6) Included in such 376,106 shares are 150,000 of the 200,000 shares underlying options granted to Mr. Becker pursuant to his December 17, 2002 option grant. As of December 31, 2002, only 100,000 of such 200,000 options were available for issuance under the 1995 Plan option pool. The additional 50,000 became available on March 31, 2003 upon the cancellation of certain options outstanding under the 1995 Plan that were returned to the 1995 Plan option pool upon such cancellation. The remaining 50,000 remain subject to availability under the 1995 Plan option pool or stockholder approval of the increase in such option pool as set forth in this Proxy Statement under the heading "Proposed Amendment To The 1995 Stock Option Plan."

(7) Includes 30,639 shares of common stock issuable under our Employee Stock Purchase Plan, under which up to 1,900 shares of our common stock were issuable in connection with the offering period which ended on December 31, 2002.

Equity Compensation Plans Not Approved by Security Holders

         The   following   describes   the  material   features  of  our  equity
compensation plans that have not been approved by our security holders, as set forth in the above table.

         In August 1998, we issued options to purchase 205,000 shares of our common stock outside of any of our equity compensation plans to H. Joseph Reiser, our President and Chief Executive Officer from August 1998 to December 2002. In July 2000, we also issued options to purchase 30,000 shares of our common stock outside of any of our equity compensation plans to Lawrence R. Hoffman, our Vice President and Chief Financial Officer from July 2000 until December 2002. As of December 31, 2002, an aggregate of 40,000 of all such options were canceled and as of the date hereof, all of such options have either been exercised or cancelled.

         Additionally we have issued options to purchase 1,000 shares of our common stock issued outside any of our equity compensation plans to Kevin G. Lokay, upon his appointment to our Board of Directors in January 2001. Such options have an exercise price of $61.26 per share, expire on January 17, 2011 and vested in full on January 17, 2002. Such options are subject to the same equitable adjustment as are our outstanding shares of common stock and are not afforded anti-dilution protection.

         We also issued warrants to purchase 32,363 shares of our common stock to various persons and entities in consideration for services rendered by such persons or entities. Such warrants have a weighted average exercise price of $28.56 per share and expire from time to time through November 2004. All such warrants are immediately exercisable.

                PROPOSED AMENDMENT TO THE 1995 STOCK OPTION PLAN

The 1995 Stock Option Plan

General

         On March 28, 1995, the Board of Directors approved and, on May 23, 1995, our stockholders adopted, the 1995 Stock Option Plan, the "1995 Plan". The 1995 Plan currently provides for the grant of options to purchase a maximum of 450,263 shares of our common stock to eligible employees and consultants.

         The following is a summary description of the 1995 Plan as it currently exists, and is qualified in its entirety by the full text of the 1995 Plan. The full text of the 1995 Plan may be obtained by our stockholders upon request to the office of our Corporate Secretary.

         A Committee, designated by our Board of Directors, the "Committee", is authorized to, among other things, interpret and administer the 1995 Plan, to select employees or eligible consultants to whom options will be granted, to determine the time when options will be granted and the terms and provisions of the options (which may differ from one another), and to adopt and make changes in the rules and regulations for carrying out the 1995 Plan. The Committee shall be composed of not less than two outside directors who are also non-employee directors and who are not eligible to participate in the 1995 Plan.

         Our Board of Directors may amend the 1995 Plan, except that stockholder approval is required to: (i) increase the maximum number of shares of common stock that may be issued on exercise of options granted under the 1995 Plan, with certain exceptions; (ii) change the categories of persons eligible to receive options; (iii) increase the limit on the number of shares that may be granted per optionee; or (iv) modify the provisions of Section 7(a)(i) or 7(a)(ii).

         Furthermore, our Stockholders and Board of Directors have approved, and we have implemented, certain amendments to the 1995 Plan which restrict our ability, without the approval of a majority of our stockholders, to: (i) grant options or stock appreciation rights with an exercise price that is less than the fair market value of the underlying common stock; or (ii) effectively amend or replace certain outstanding equity-based awards in a manner that would result in lower exercise prices, accelerated vesting schedules or the issuance of restricted stock. Such amendments became effective as of June 2002.

         Options may be granted under the 1995 Plan only to persons who at the date of grant either: (i) are employees or eligible consultants; or (ii) have agreed to become employees or eligible consultants, and, in either case, are determined by the Committee to be of substantial importance to us or any of our subsidiaries. As of March 31, 2003, all of our 50 employees were eligible to participate in the 1995 Plan. Options granted to persons who are not yet employees or eligible consultants at the date of grant may not be exercised until the optionee has become an employee or eligible consultant, and shall expire if the optionee fails to commence service as an employee or eligible consultant within six months (or such other period as the Committee may determine) after the date of grant.

         The mere grant of an option does not require any consideration from the optionee. The Committee may, in its discretion, provide that payment of the exercise price of an option may be made in cash or check. Options will be exercisable over a period to be designated by the Committee, but not prior to six months or more than ten years (or five years for certain incentive stock options) after the date of grant. Except as otherwise determined by the Committee, options granted under the 1995 Plan will be exercisable only while the optionee is employed by us and within three months after termination of employment generally or within 12 months after termination of employment by reason of death or disability.

         No eligible employee may be granted options to purchase more than 200,000 shares in any one calendar year. Under the 1995 Plan, eligible optionees may be granted either ISOs or NQSOs. ISOs are intended to be "incentive stock options" under Section 422 of the Code and NQSOs are those options which do not qualify under Section 422 of the Code. Under the Code, the exercise price of an ISO must be at least equal to 100% of the fair market value of the shares of common stock on the date of grant. The aggregate fair market value (determined at the time an option is granted) of the common stock with respect to which ISOs are first exercisable by an optionee during any calendar year may not exceed $100,000.

         Options granted under the 1995 Plan are not transferable other than by will or by operation of the laws of descent and distribution, and are exercisable to the extent vested at any time prior to the scheduled expiration date of the option. In the event of the death of an optionee, the option may be exercisable by his or her estate. If an option expires or is cancelled or surrendered without being exercised in full, the number of shares as to which the option is not exercised will once again become shares as to which new options may be granted. The 1995 Plan became effective as of March 28, 1995, and will remain in effect for ten years thereafter (March 28, 2005), or until sooner terminated by our Board of Directors.

         Unless otherwise determined by our Board of Directors, our issuance of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of common stock then subject to outstanding options.

         If as a result of: (i) our reorganization or liquidation; or (ii) reclassification of our capital stock, or (iii) our consolidation or merger with or into another corporation, or sale of all or substantially all the assets of ours (such reorganization or liquidation or reclassification of our capital stock, or a merger, consolidation or sale of the type described in this paragraph being a "Corporate Transaction") while an option is outstanding, the holders of the common stock become entitled to receive, with respect to their common stock, securities or assets other than, or in addition to, their common stock, upon exercise of that option, the holder will receive what the holder would have owned if the holder had exercised the option immediately before the Corporate Transaction which occurred while the option was outstanding and had not disposed of anything the holder would have received as a result of that and all subsequent Corporate Transactions.

Federal Income Tax Treatment of the 1995 Plan

         The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the 1995 Plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

         Incentive Stock Options ("ISOs"). A participant will not have income upon the grant of an ISO. Also, except as described below, a participant will not have income upon exercise of an ISO if the participant has been employed by the Company or its corporate parent or majority-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonqualified Stock Options." The exercise of an ISO may subject the participant to the alternative minimum tax.

         A participant will have income upon the sale of the stock acquired under an ISO at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

         Nonqualified Stock Options ("NQSOs"). A participant will not have income upon the grant of a NQSO. A participant will have compensation income upon the exercise of a NQSO equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

         Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

New Plan Benefits

         The following table sets forth certain information regarding benefits or amounts that will be received by or allocated to each of the following individuals under the 1995 Plan upon approval by our stockholders of the amendment thereto: (i) each of the Named Executives; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees, including all current officers who are not executive officers, as a group:


                                             1995 Stock Option Plan


                           Name and Position                                 Number of Shares
---------------------------------------------------------------------        ----------------
Michael D. Becker, President and Chief Executive Officer(1)..........              50,000

All current executive officers as a group(2).........................              50,000

All current directors who are not executive officers as a group(3)...                  --

All employees, including all current officers who are not executive
   officers, as a group(4)...........................................                  --


(1) Mr. Becker joined the Company in April 2001 and was promoted to President and Chief Executive Officer in December 2002. In connection with such promotion, Mr. Becker was granted options to purchase 200,000 shares of our common stock under our 1995 Plan, 50,000 of which remain subject to availability under the 1995 Plan option pool or stockholder approval of the increase in such option pool as set forth in this Proxy Statement under the heading "Proposed Amendment to the 1995 Stock Option Plan." The exercise price per share of such options is $3.54, the fair market value of our common stock on the date of grant. 50,000 of such options vested immediately upon grant, and the remaining 150,000 options will vest in three equal tranches of 50,000, based upon Mr. Becker's achievement of certain performance based milestones established by the Board of Directors. As of the date of this Proxy Statement, no other Named Executive has been designated as to receive options from the increased option pool under the 1995 Plan, if the proposed amendment to the 1995 Plan is approved by stockholders.

(2) Other than the option grant to Mr. Becker set forth in Footnote 1, any future option grants to our executive officers are not determinable at this time because, under the terms of the 1995 Plan, such grants are made in the discretion of the Board of Directors or the Compensation Committee.

(3) Option grants to our directors who are not employees are granted under our 1999 Non-Employee Director Plan, and may not be granted under the 1995 Plan.

(4) Other then the allocation of 50,000 options to Mr. Becker set forth in Footnote 1, any future option grants to our employees, including our current officers, are not determinable at this time because, under the terms of the 1995 Plan, such grants are made in the discretion of the Board of Directors or the Compensation Committee.

Previously Granted Options Under the 1995 Plan

         As of March 31, 2003, we had granted options to purchase an aggregate of 972,921 shares of common stock (497,004 net of cancellations) under the 1995 Plan at a weighted average exercise price of $26.81 per share ($14.60 per share net of cancellations). As of March 31, 2003, 113,384 options to purchase shares were vested and 157,652 options to purchase shares have been exercised under the 1995 Plan. The following table sets forth information as of March 31, 2003 concerning options granted under the 1995 Plan to: (i) the Named Executives;
(ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group(1); (iv) each nominee for election as a director(1); (v) each associate of any of such directors, executive officers or nominees(2) ; (vi) each other person who has received or is to receive 5% of such options(2); and (vii) all employees, including all current officers who are not executive officers, as a group:

                                                               Options Granted   Weighted Average
                                             Total Options         (Net of        Exercise Price     Expiration Date of
                                                Granted         Cancellation)     of Outstanding         Outstanding
                                                Through            through            Options              Options
                 Name(1)                    March 31, 2003     March 31, 2003     March 31, 2003       March 31, 2003
-------------------------------------       --------------     --------------    ---------------    --------------------
(i)  The Named Executives:

       Michael D. Becker(3)...........          211,000            211,000              4.82        04/09/11 - 12/17/12
       H. Joseph Reiser(4)............           40,000              6,500             10.94              03/31/03
       William F. Goeckeler(5)........           31,847             29,497             17.78        11/28/05 - 01/14/13
       Deborah Kaminsky(6)............           13,876             13,876             22.51        12/20/10 - 12/17/12
       Lawrence R. Hoffman(7).........           29,550                 --             --                    --
       John D. Rodwell(8).............           32,200              4,000             19.53              12/15/02

(ii) All current executive officers as a
     group............................          256,723            254,373              7.29        11/28/05 - 01/14/13

(iii)All employees, including all
     current officers who are not
     executive officers, as a group...          716,198            242,631             22.27        03/31/03 - 03/24/13

----------

(1) None. Participation in the 1995 Plan is limited to our employees and eligible consultants, therefore directors, other than Michael D. Becker and H. Joseph Reiser (prior to Dr. Reiser's resignation, for personal reasons, as President and Chief Executive Officer in December 2002), are not eligible to participate.

(2)    None.

(3) Mr. Becker joined the Company in April 2001 and was promoted to President and Chief Executive Officer in December 2002. In connection with such promotion, Mr. Becker was granted options to purchase 200,000 shares of our common stock under our 1995 Plan, 50,000 of which remain subject to availability under the 1995 Plan option pool or stockholder approval of the increase in such option pool as set forth in this Proxy Statement under the heading "Proposed Amendment to the 1995 Stock Option Plan." The exercise price per share of such options is $3.54, the fair market value of our common stock on the date of grant. 50,000 of such options vested immediately upon grant, and the remaining 150,000 options will vest in three equal tranches of 50,000, based upon Mr. Becker's achievement of certain performance based milestones established by the Board of Directors.

(4) Dr. Reiser resigned, for personal reasons, from his position as our President and Chief Executive Officer on December 17, 2002. He is currently a Director of the Company.

(5)    Dr. Goeckeler was promoted to Vice President, Operation in January 2003.

(6)    Ms.  Kaminsky  currently  serves  as  our  Vice  President   of  Business
       Development.

(7) Mr. Hoffman resigned from his position as Vice President and Chief Financial Officer December 31, 2002.

(8) Dr. Rodwell separated from employment with AxCell Biosciences Corporation in September 2002. He previously served as President and Chief Technical Officer of AxCell Biosciences Corp.

         As of March 31, 2003, the market value of our common stock underlying the 1995 Plan was $2.88 per share.

Proposed Amendment

         Stockholders are being asked to consider and vote upon a proposed amendment to the 1995 Plan to increase the number of shares of common stock available for issuance under the 1995 Plan from 450,263 to 650,263 shares and to reserve an additional 200,000 shares of our common stock for issuance in connection with such increase.

         The Board of Directors believes that such amendment provides an important inducement to recruit and retain the best available personnel. The Board of Directors believes that providing employees with an opportunity to invest in the Company rewards them appropriately for their efforts on behalf of the Company.

         The Board of Directors recommends a vote FOR the approval of the Amendment to the 1995 Plan.


                   INFORMATION CONCERNING INDEPENDENT AUDITORS

         On May 20, 2002, our Board of Directors, upon recommendation of the Audit and Finance Committee informed our independent public accountants, Arthur Andersen LLP ("Andersen"), that they would be dismissed as our independent public accountants, and engaged KPMG LLP ("KPMG") to serve as our independent auditors for the fiscal year ending December 31, 2002. The appointment of KPMG was effective immediately upon the dismissal of Andersen.

         Andersen's prior audit report on our financial statements for each of the two most recent fiscal years in the period ended December 31, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years ended December 31, 2001, and the subsequent interim period through May 20, 2002, no disagreements between us and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports; and during such period there were no reportable events of the kind listed in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K ("Regulation S-K"). We have filed a letter from Andersen addressed to the Securities and Exchange Commission (the "SEC") stating their agreement with the above statements.

         During our two most recent fiscal years ended December 31, 2001, and through May 20, 2002, we did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

         On May 20, 2002, the Board, as the Sponsor of the Cytogen Retirement Savings Plan (the "Retirement Plan"), also dismissed Andersen as the Retirement Plan's independent public accountants, and KPMG was appointed independent auditor of the Retirement Plan for the year ended December 31, 2001.

         The decision to change auditors was not the result of any disagreement with Andersen with respect to any reporting or disclosure requirement applicable to the Retirement Plan. The reports of Andersen on the Retirement Plan's financial statements for the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2000 and 1999 and the interim period from January 1, 2001 through May 24, 2002, there were no disagreements with Andersen, in connection with the Retirement Plan, on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the matter in their report. During such fiscal years and interim period there were no "reportable events", as that term is defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K, in connection with the Retirement Plan.

         The Retirement Plan provided Andersen with a copy of the foregoing disclosures. We have filed a letter from Andersen addressed to the SEC stating their agreement with the above statements applicable to the Retirement Plan.

         During the fiscal years ended December 31, 2000 and 1999 and the interim period through May 24, 2002, we did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Retirement Plan's financial statements, or on any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.


                      AVAILABILITY OF INDEPENDENT AUDITORS

         The Company has selected KPMG LLP as its independent auditors for the year ended December 31, 2003. KPMG also served as independent auditors for 2002. One or more representatives of KPMG is expected to attend the Annual Meeting and have an opportunity to make a statement and respond to appropriate questions from stockholders.


                             STOCKHOLDERS' PROPOSALS

         Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2004 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit their proposal to us at our offices at 650 College Road East, Suite 3100, Princeton, New Jersey, 08540, attention Michael D. Becker not later than January 9, 2004.

         Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advanced notice of such proposal to us at the aforementioned address not later than March 24, 2004.

         If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as our Board of Directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.


                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

         Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write to us at 650 College Road East, Suite 3100, Princeton, New Jersey 08540, or call us at (609) 750-8200. If you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

         Our annual report to stockholders for the fiscal year ended December 31, 2002, including financial statements for such period, is being mailed to stockholders with this Proxy Statement, but such annual report does not constitute a part of this Proxy Statement.


                                  OTHER MATTERS

         Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above, and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, we intend that holders of the proxies will vote thereon in their discretion.


                                     GENERAL

         The accompanying proxy is solicited by and on behalf of our Board of Directors, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

         In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

         Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

         WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-K, AS AMENDED, FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 28, 2003, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO MR. MICHAEL D. BECKER, PRESIDENT AND CHIEF EXECUTIVE OFFICER, CYTOGEN CORPORATION, 650 COLLEGE ROAD EAST, SUITE 3100, PRINCETON, NEW JERSEY 08540. A FEE FOR REASONABLE EXPENSES INCURRED IN FURNISHING SUCH EXHIBITS WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

         PLEASE  DATE,   SIGN  AND  RETURN  THE  PROXY  CARD  AT  YOUR  EARLIEST
CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                    By Order of the Board of Directors

                                    /s/ Michael D. Becker

Princeton, New Jersey               Michael D. Becker
May 8, 2003                         President and Chief Executive Officer

                                   APPENDIX A

                               CYTOGEN CORPORATION

                              AMENDED AND RESTATED

                             1995 STOCK OPTION PLAN

1.       Purpose; Effective Date.

         (a) The purposes of this Plan are to further the interests of Cytogen Corporation (the "Company") and its Subsidiaries by retaining the services of persons now serving as officers and other employees, consultants and advisors of the Company and its Subsidiaries, attracting and retaining the services of persons capable of serving as employees and consultants of the Company and its Subsidiaries and providing incentives for such employees and consultants to exert maximum efforts to promote the success of the Company and its Subsidiaries.

         (b) The effective date of this Plan is March 28, 1995. This Plan will become effective on that date, subject to approval of the Plan not later than September 30, 1995 by a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan. Nothing in this Plan shall affect the rights or obligations of holders of options granted under any other Company stock option plan.

2.       Definitions.

         Whenever used in this Plan, the following terms will have the meanings set forth in this paragraph:

         "Board of Directors" means the Board of Directors of the Company.

         "Code" means the U.S. Internal Revenue Code of 1986, as amended.

         "Committee" means the committee described in paragraph 3.

         "Common Stock" means the common stock, par value $. 01 per share, of the Company.

         "Date of Grant" means with respect to any Option the date the Committee approves the grant of the Option or such later date as may be specified by the Committee as the date the option will become effective.

         "Eligible Consultant" means a consultant providing services to, and who is not an employee of, the Company or any of its Subsidiaries.

         "Employee" means any person employed by the Company or any of its Subsidiaries (including, without limitation, a person employed by the Company or any of its Subsidiaries who is also an officer or director of the Company or any of its Subsidiaries).

         "Exercise Price" means with respect to any Option the price per share which must be paid upon exercise of the Option.

         "Fair Market Value" means (i) if the Common Stock is traded in a market in which actual transactions are reported, the mean of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported, or if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date, (ii) if the Common Stock is Publicly Traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date, or (iii) if the Common Stock is not Publicly Traded, the value of a share of Common Stock as determined by the most recent valuation prepared by an independent expert at the request of the Committee.

         "Incentive Stock Option" means any Option that at the time of the grant qualifies and is designated as an incentive stock option within the meaning of
Section 422 of the Code.

         "Non-Employee   Director"  means  a  member  of  the  Board  who  is  a
"Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any successor provision.

         "Non-Qualified Option" means any Option that is not an Incentive Stock Option.

         "Option" means any Incentive Stock Option or Non-Qualified Option granted under this Plan.

         "Option Agreement" means an agreement in such form as may be determined by he Committee, executed and delivered by the Company to the holder of any Option with respect to that Option.

         "Outside Director" means a member of the Board who is not a current employee of the Company (or a related entity), is not a former employee who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan), was not an officer of the Company at any time, and is not currently receiving remuneration, either directly or indirectly, in any capacity other than as a director. An Outside Director shall satisfy such criteria as required under Section 162(m) of the Code.

         "Plan" means the Cytogen Corporation 1995 Stock Option Plan, as amended.

         "Publicly Traded" means, with respect to any class of stock, that the class of stock is required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended, or that stock of that class has been sold within the preceding 12 months in an underwritten public offering.

         "Subsidiary" means any corporation that, at the time in question is a subsidiary corporation of the Company within the meaning of section 424(f) of the Code.

         "Ten Percent Shareholder" means, with respect to the grant of any Option, a person who at the Date of Grant is the beneficial owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

         "Termination of Service" means (a) the time when the employee-employer relationship between an Employee and the Company ceases to exist for any reason, or (b) the time when an officer who is not also an Employee ceases to be an officer of the Company for any reason or (c) the time when an Eligible Consultant ceases to be such a consultant for any reason, including, but not limited to, a termination by resignation, discharge, death, Total Disability or retirement. Any leave of absence taken with the consent of the Company for a period of not more than 90 days shall not be a Termination of Service, or if longer, so long as the optionee's right to reemployment with the Company is guaranteed by statute or contract. If the period of leave exceeds 90 days and if the right to reemployment is not guaranteed by statute or contract, the Termination of Service will be deemed to occur on the 91st day of the leave.

         "Total   Disability"   means  inability  of  an  Employee  or  Eligible
Consultant to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. All determinations as to the date and extent of disability of an Employee or Eligible Consultant will be made by the Committee.

3.       Administration.

         (a) This Plan shall be administered by a Committee, which shall be composed of not less than two Outside Directors who are also Non-Employee
Directors. The Committee may, from time to time, adopt or rescind rules and regulations for carrying out the provisions and purposes of this Plan. Subject to the express provisions of this Plan, the Committee shall have sole authority, in its absolute discretion, to determine which Employees and Eligible Consultants shall receive Options, the time when Options shall be granted, the terms and provisions of the Options (which may differ from one another) and to do everything necessary or appropriate to administer this Plan, including, without limitation, interpreting the provisions of this Plan and the Options. All determinations made by the Committee with respect to this Plan and the Options shall be final, binding and conclusive.

         (b) No member of the Committee shall be liable for any act or omission of the Committee or any other member of the Committee, or for any act or omission on his own part, in connection with the administration of this Plan, unless it resulted from the member's own willful misconduct.

4.       Persons Eligible to Receive Options.

         (a) Options may be granted under this Plan only to persons who at the Date of Grant either (i) are Employees or Eligible Consultants of the Company or any of its Subsidiaries or (ii) have agreed to become Employees or Eligible Consultants of the Company or any of its Subsidiaries, and, in either case, are determined by the Committee to be of substantial importance to the Company or any of its Subsidiaries.

         (b) Options granted to persons who are not yet Employees or Eligible Consultants at the Date of Grant may not be exercised until the optionee has become an Employee or Eligible Consultant, and shall expire if the optionee fails to commence service as an Employee or Eligible Consultant within six months (or such other period as the Committee may determine) after the Date of Grant.

         (c) Incentive Stock Options may be granted only to persons who are Employees at the Date of Grant, and only on such terms as are provided in paragraphs 6, 7 and 8 hereof.

         (d) No Employee or Eligible Consultant to whom Options may be granted under this Plan may be granted Options to purchase more than 200,000 shares in any one calendar year.

5.       Stock Subject to the Plan.

         (a) Subject to any adjustment as provided in paragraph 9, the maximum number of shares of Common Stock as to which Options may be granted under this Plan is 450,263 shares reduced by the number of outstanding options granted under the Cytogen Corporation 1989 Employee Stock Option Plan (the "1989 Plan") that are exercised after the effective date of this Plan. If any Option expires or is cancelled or surrendered without being exercised in full, the number of shares as to which the Option is not exercised will once again become shares as to which new Options may be granted. The Common Stock which is issued on exercise of Options may be authorized but unissued shares or shares which have been issued and reacquired by the Company.

         (b) For administrative purposes only, the Committee shall establish an account indicating the number of shares of Common Stock as to which Options may then be granted under this Plan (the "Current Account"), and the Committee may issue Options only with respect to the shares of Common Stock available for grant as set forth in the Current Account. The Current Account shall contain the number of shares available for grant calculated as follows:
(a) 450,263, minus (b) the number of shares of Common Stock subject to options granted under the 1989 Plan that are exercised after the effective date of this Plan, minus (c) the number of shares of Common Stock subject to outstanding options granted under the 1989 Plan and this Plan, plus (d) the number of shares of Common Stock subject to outstanding options granted under the 1989 Plan and/or this Plan that expire, are cancelled or surrendered without being exercised in full.

6.       Grants of Options.

         (a) Subject to paragraph 4(d), the Committee will have complete discretion to determine when, and to which Employees or Eligible Consultants, Options are to be granted, the number of shares of Common Stock to which Options granted to each Employee or Eligible Consultant, will relate, whether and to what extent Options granted to an Employee or Eligible Consultant, will be Incentive Stock Options or Non-Qualified Options and, subject to the provisions of paragraphs 7 and 8, the Exercise Price and the term of each Option. The Committee may, in its discretion at the time of granting the Option, provide that the Exercise Price may be paid in cash, by the surrender of Common Stock, by a promissory note bearing an interest rate not less than the market rate of interest at such time, or by other means; subject, however, to any requirements of applicable law which may limit the type or amount of such non-cash consideration. If payment by promissory note is permitted: (i) the optionee shall be required to make a cash payment upon exercise of the Option of not less than 20% of the Exercise Price; (ii) the note shall provide for full recourse against the maker; and (iii) the note shall be payable in full prior to its stated maturity upon the optionee's Termination of Service for any reason other than death or Total Disability.

         (b) Any Options which are not designated as Incentive Stock Options when they are granted will be Non-Qualified Options.

         (c) Promptly after the Date of Grant of each Option, the Company shall cause an Option Agreement to be executed and delivered to the holder of the Option. The Option Agreement shall clearly state whether the Option granted is or is not an Incentive Stock Option. Separate Option Agreements shall be used for Incentive Stock Options and Non-Qualified Stock Options.

         (d) Except as otherwise determined by the Committee, and subject to the requirements of applicable law, the entire Exercise Price received by the Company upon the exercise of an option shall constitute stated capital to the extent of the aggregate par value of the Common Stock issued upon exercise of the Option.

         (e) Any Option granted under this Plan prior to the date the Plan is approved by the Company's stockholders shall not be exercisable unless and until the Plan is so approved.

7.       Option Provisions.

         (a) Exercise Price. No consideration shall be payable by any optionee for the grant of an Option. Subject to the provisions of paragraph 7(a)(i) and paragraph 8, the Exercise Price of each Option will be as determined by the Committee.

                  (i) The Committee shall not grant any Option (or stock appreciation right, if otherwise permissible) with an exercise price that is less than 100% of the Fair Market Value of the underlying stock on the date of grant or reduce the exercise price of any Option (or stock appreciation right, if otherwise permissible) granted or to be granted under the Plan; and

                  (ii) The Committee shall not: (1) cancel and re-grant Options at a lower exercise price (including entering into any "6 month and 1 day" cancellation and re-grant scheme), whether or not the cancelled Options are put back into the available pool for grant; (2) replace underwater Options with restricted stock in an exchange, buy-back or other scheme; or (3) replace any Options with new Options having a lower exercise price or accelerated vesting schedule in an exchange, buy-back or other scheme.

         (b) Term. The term of each Option will be as determined by the Committee, but in no event will the term of an Option be longer than ten years from the Date of Grant, or five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder. Options may not be exercised before six months after the Date of Grant. Options will cease to be exercisable prior to the expiration of their term under certain circumstances as provided in paragraphs 7(f), (g), and (h). Subject to the foregoing, and to any vesting or other conditions imposed at the time it is granted, an Option may be exercised in whole or in part at any time, or from time to time, during its term.

         (c)      Manner  of  Exercise.   To  exercise  an  Option,  the  person
exercising the Option must deliver to the Company, at its principal office:

                  (i) a notice of exercise, which states the extent to which the Option is being exercised;

                  (ii) a certified or bank cashier's check in an amount, or Common Stock with a Fair Market Value, equal to the Exercise Price of the Option times the number of shares as to which it is being exercised, or consideration in such other form as may be permitted under the terms on which the Option is granted; and

                  (iii)a certified or bank cashier's check equal to any withholding taxes the Company is required to pay because of the exercise of the Option.

         The Committee may permit an Employee, as an alternative to making the payment described in clause (iii), to authorize the Company to withhold a sum equal to the withholding taxes the Company is required to pay from the Employee's salary and bonus payments over a period of not more than six months (or such longer period as the Company may approve). The date on which the Company receives all the items specified in this subsection will be the date on which the Option is exercised to the extent described in the notice of election.

         (d) Delivery of Stock Certificates. As promptly as practicable after an Option is exercised, the Company will deliver to the person who exercises the Option certificates, registered in that person's name, representing the number of shares of Common Stock which were purchased by the exercise of the Option. Each certificate may bear a legend to indicate, if applicable, that (i) the Common Stock represented by the certificate was issued in a transaction which was not registered under the Securities Act of 1933, as amended, and may only be sold or transferred in a transaction which is registered under that Act or is exempt from the registration requirements of that Act, and (ii) the Common Stock represented by the certificate is subject to the obligation of the holder to pay any unpaid balance of the Exercise Price (whether pursuant to a promissory note or otherwise), and/or that the Common Stock is pledged to secure such an obligation.

         (e) Nontransferability of Options. During the lifetime of the person to whom an Option is issued, the Option may be exercised only by that person or his or her guardian or legal representative. An Option may not be assigned, pledged or hypothecated in any way, will not be subject to execution, and will not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of this Plan, or any levy of any attachment or similar process upon any Option, and, except as expressly stated in this Plan, the Company will not be required to, and will not, issue Common Stock on exercise of an Option to anyone who claims to have acquired that Option from the person to whom it was granted.

         (f) Termination of Service of Holder of Option Other Than Because of Total Disability or Death. If there is a Termination of Service of a person to whom an Option has been granted, other than by reason of the person's death or Total Disability, each Option held by the person may be exercised (if otherwise exercisable) until the earlier of (i) the end of the three-month period immediately following the date of the Termination of Service, (ii) the expiration of the term specified in the Option, or (iii) such earlier time as may be determined by the Committee at the time of granting the Option.

         (g) Total Disability of Holder of Option. If there is a Termination of Service of a person to whom an Option has been granted by reason of his or her Total Disability, each Option held by the person may be exercised (if otherwise exercisable) until the earlier of (i) the end of the one-year period immediately following the date of the Termination of Service, (ii) the expiration of the term specified in the Option, or (iii) such earlier time as may be determined by the Committee at the time of granting the Option.

         (h) Death of Holder of Option. If there is a Termination of Service of a person to whom an Option has been granted by reason of his or her death, or a former Employee or Eligible Consultant dies following the date of his or her Termination of Service but at a time when an Option still would be exercisable by that person but for the death of the person, each Option held by the person at the time of his or her death may be exercised by the person or persons to whom the Option passed by will or by the laws of descent and distribution (but by no other persons) until the earlier of (i) the end of the one-year period immediately following the date of death (or such other period as may be determined by the Committee at the time of granting the Option), (ii) the expiration of the term specified in the Option, or (iii) if the death occurs after the Termination of Service, the end of the period in which the Option could be exercised under paragraph 7(f) or (g).

8.       Special Provisions Relating to Incentive Stock Options.

         No Incentive Stock Option may be granted after March 27, 2005. The Exercise Price of an Incentive Stock Option will be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant of the Option. An Incentive Stock Option may not be granted to a person who, at the time the Option is granted, is a Ten Percent Shareholder, unless (i) the Exercise Price of the Option is at least 110% of the Fair Market Value of the Common Stock on the Date of Grant and (ii) the Option by its terms is not exercisable after the expiration of five years from the Date of Grant. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are first exercisable by an Employee during any calendar year (under this Plan and any other incentive stock option plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

9.       Recapitalization.

         (a) The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise. Unless otherwise determined by the Board, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options.

         (b) If as a result of any (i) reorganization or liquidation of the Company or (ii) reclassification of the Company's capital stock, or (iii) consolidation or merger of the Company with or into another corporation, or sale of all or substantially all the assets of the Company (a reorganization or liquidation of the Company or reclassification of the Company's capital stock, or a merger, consolidation or sale of the type described in this subsection being a "Corporate Transaction") while an Option is outstanding, the holders of the Common Stock become entitled to receive with respect to their Common Stock, securities or assets other than, or in addition to, their Common Stock, upon exercise of that Option the holder will receive what the holder would have owned if the holder had exercised the Option immediately before the Corporate Transaction which occurred while the Option was outstanding and had not disposed of anything the holder would have received as a result of that and all subsequent Corporate Transactions.

10.      Rights of Option Holder.

         (a) The holder of an Option will not have any rights as a stockholder by reason of holding that Option. Upon exercise of an Option, the holder will be deemed to acquire the rights of a stockholder when, but not before, the issuance of Common Stock as a result of the exercise is recorded in the stock records of the Company.

         (b) Nothing in this Plan or in the grant of an Option will confer upon any Employee the right to continue in the employment of the Company or will interfere with or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause, nor will it impose any obligation on the Employee to remain in the employ of the Company.

11.      Laws and Regulations.

         The obligation of the Company to sell and deliver shares of Common Stock on exercise of Options will be subject to the condition that legal counsel for the Company be satisfied that the sale and delivery will not violate the Securities Act of 1933, as amended, or any other applicable laws, rules or regulations.

12.      Withholding of Taxes.

         (a) In addition to the requirement in paragraph 7(c) that in order to exercise an Option a person must make a payment to the Company or authorize withholding in order to enable the Company to pay any withholding taxes due as a result of the exercise, if a person who exercised an Incentive Stock Option disposes of shares of Common Stock acquired through exercise of that Incentive Stock Option either (i) within two years after the Date of Grant of the Incentive Stock Option or (ii) within one year after the issuance of the shares on exercise of the Incentive Stock Option, the person will notify the Company promptly of the occurrence of the event and, if the event was a disposition of Common Stock acquired on exercise of an Incentive Stock Option, the amount realized upon the disposition.

         (b) If, whether because of a disposition of Common Stock acquired on exercise of an Incentive Stock Option, or otherwise, the Company is required to pay withholding taxes to any Federal, state or other taxing authority and the Employee fails to provide the Company with the funds with which to pay that withholding tax, the Company may withhold up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any other required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay.

         (c) The obligations contained in this paragraph 12 shall bind each optionee, and each optionee, by accepting and/or exercising an Option, shall be deemed to agree to observe and comply with them.

13.      Reservation of Shares.

         The Company will at all times keep reserved for issuance on exercise of Options a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to issue on exercise of outstanding Options (assuming no subsequent adjustments under paragraph 9).

14.      Amendment of the Plan.

         The Board of Directors may at any time and from time to time modify or amend this Plan in any respect effective at any date the Board of Directors determines; provided, that without the approval of the stockholders of the Company the Board of Directors may not, (i) except as provided in paragraph 9, increase the maximum number of shares of Common Stock which may be issued on exercise of Options granted under this Plan; (ii) change the categories of persons eligible to receive Options; (iii) increase the per-optionee limit specified in paragraph 4(d); or (iv) modify the provisions of paragraphs 7(a)(i) or 7(a)(ii). No modification or amendment of this Plan will, without the consent of the holder of an outstanding Option, adversely affect the holder's rights under that Option.

15.      Interpretation

         The Committee shall have the power to interpret the Plan and to make and amend rules for putting it into effect and administering it. It is intended that the Incentive Stock Options granted under the Plan shall constitute incentive stock options within the meaning of section 422 of the Code, that the Non-Qualified Options shall constitute property subject to federal income tax pursuant to the provisions of section 83 of the Code and that the Plan shall qualify for the exemption available under Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. It is also intended that all compensation income recognized by optionees as the result of the exercise of Options or the disposition of Common Stock acquired on exercise of Options shall be considered performance-based compensation excludable from such optionee's "applicable employee remuneration" pursuant to section 162(m)(4)(C) of the Code. The provisions of the Plan shall be interpreted and applied insofar as possible to carry out such intent.

16.      Termination of the Plan.

         This Plan shall terminate on March 27, 2005 unless sooner terminated. The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action may adversely affect the rights of a person holding an outstanding Option.

                                  COMMON STOCK
                               CYTOGEN CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby constitutes and appoints Michael D. Becker and Rita Auld, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Cytogen Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Radisson Hotel, Route One at Ridge Road, Princeton, New Jersey 08540 at 11:00 a.m., local time, on Tuesday, June 10, 2003, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2, which have been proposed by our Board of Directors.

                  (continued and to be signed on reverse side)

                 Please Detach and Mail In the Envelope Provided


    [X] Please mark your votes as indicated in this example.

1.  ELECTION OF DIRECTORS.

                                                             FOR        WITHHELD
                                                             [ ]          [ ]
                                                Nominees:

    VOTE FOR all the nominees listed;                 01   John E. Bagalay, Jr.
    except vote withheld from the following           02   Michael D. Becker
    nominee(s) (if any):                              03   Allen Bloom
                                                      04   Stephen K. Carter
                                                      05   James A. Grigsby
                                                      06   Robert F. Hendrickson
                                                      07   Kevin G. Lokay
    ----------------------------------------          08   H. Joseph Reiser

2.  APPROVAL OF PROPOSAL TO AMEND THE COMPANY'S          FOR   AGAINST   ABSTAIN
    1995 STOCK OPTION PLAN TO INCREASE THE               [ ]     [ ]       [ ]
    MAXIMUM AGGREGATE  NUMBER OF SHARES OF
    COMMON STOCK  AVAILABLE  FOR  ISSUANCE
    THEREUNDER FROM 450,263 TO 650,263 AND TO
    RESERVE AN ADDITIONAL 200,000 SHARES OF THE
    COMPANY'S  COMMON STOCK FOR ISSUANCE IN
    CONNECTION WITH SUCH INCREASE.

3. In his or her discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

         I will   [ ]   attend the Meeting.

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

    Signature of Common Stockholder_______________________

    Signature of Common Stockholder_______________________   Dated: ____________
                                        IF HELD JOINTLY

    Note: This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.